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                           INFINITY INVESTORS LIMITED
                             HUNKINS WATERFONT PLAZA
                            P.O. BOX 556-MAIN STREET
                         CHARLESTON, NEVIS, WEST INDIES


                                February 9, 1999



Orix Global Communications, Inc.
177 East Flamingo Road
Bldg. B, Suite 200
Las Vegas, NV  89119

         Re:      ADDITIONAL $390,000 LOAN

Gentlemen:

         Reference is made to that certain Securities Purchase Agreement (the "Purchase Agreement") by and between Orix Global Communications, Inc., a Nevada corporation (the "Company"), and Infinity Investors Limited, a Nevis West Indies corporation (the "Lender"), dated as of June 11, 1998, pursuant to which the Lender issued a $6 million Debenture to Lender (the "June Debenture").

         Pursuant to the terms of a letter agreement dated August 19, 1998 (the "First Letter Agreement"), the Company and the Lender provided for the issuance of an additional Debenture of $850,000 from the Company to the Lender (the "August Debenture"). The August Debenture and the June Debenture are herein collectively referred to as the "Original Debentures".

         Pursuant to the terms of this Letter Agreement (the "Letter Agreement"), the Company and the Lender now desire to provide for the issuance of an additional Debenture of $390,000 from the Company to the Lender on the terms specified herein (the "New Debenture"). Capitalized terms used herein and otherwise defined shall have the meanings described thereto in the Purchase Agreement.

         Therefore, the Company and Lender agree as follows:

         1. ISSUANCE OF DEBENTURE. On the date hereof, the Company shall issue to the Lender the New Debenture in the form of Exhibit A attached hereto, against delivery by the Lender to the Company of $390,000 (the "Loan Proceeds"). The Loan Proceeds shall be used exclusively by the Company for working capital purposes. The Company hereby acknowledges and agrees that the New Debenture shall be treated as issued pursuant to the terms of the Purchase Agreement and each Related Agreement, including, without limitation, the Security Agreement. It is expressly agreed by the Company that the Lender shall be provided the same rights, preferences, privileges, causes of action, security, demands and any and other benefits under the Purchase Agreement and each Related Agreement with respect to the New Debenture


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Orix Global Communications, Inc.
February 9, 1999
Page 2


as exists with respect to the Original Debentures (provided, the New Debenture shall not be convertible into Common Stock of the Company).

         2. PARTICIPATION RIGHT. Consistent with the terms of the Purchase Agreement and the Related Agreements, the Company acknowledges that the Lender may participate or assign all or a portion of the New Debenture to one or more Persons, each of which shall take the assigned or participated interest with the same rights, preferences, privileges, causes of action, security and demands and other benefits as exist with respect to the Lender. Consistent with this right, the Lender previously entered into a Participation Agreement with Infinity Emerging Opportunities Limited, which assigned its rights thereunder to IEO Holdings Limited ("IEO Holdings"), pursuant to which the Lender participated an interest in a portion of the Original Debentures. The Company hereby acknowledges that the Lender intends to participate a 100% interest in the New Debenture to IEO Holdings, and hereby consents to such participation.

         3. GENERAL. The Company hereby agrees that, at any time, and from time to time, upon request, it shall execute and deliver such further documents and do such further acts and things as the Lender may reasonably request in order to fully effect the purposes of this Letter Agreement. This Letter Agreement may be executed by facsimile signature and in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement. This Letter Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors.







                            [Signature page follows]



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Orix Global Communications, Inc.
February 9, 1999
Page 3


         To set forth your agreement with the foregoing, please countersign this Letter Agreement in the space provided below.

                                        Very truly yours,
                                        INFINITY INVESTORS LIMITED


                                        By:
                                                 -------------------------------
                                        Name:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------


ORIX GLOBAL COMMUNICATIONS, INC.

By:
         ------------------------------------
         Steven Loglisci, President


By:
         ------------------------------------
         Bruce Voss, a Director


IEO HOLDINGS LIMITED
(AS THE PARTICIPANT)


By:
         -------------------------------
Name:
         -------------------------------
Title:
         -------------------------------

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                                    EXHIBIT A



                              FORM OF NEW DEBENTURE